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                                                                    EXHIBIT 1-A

                            OTTER TAIL POWER COMPANY

                              FIRST MORTGAGE BONDS


                             UNDERWRITING AGREEMENT


                                                                          [Date}


To the Representatives named in
Schedule I hereto of the Underwriters
named in Schedule II hereto

Dear Sirs:

          Otter Tail Power Company, a Minnesota corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its First Mortgage Bonds identified in Schedule I hereto (the "Securities"), to be issued under the Company's Indenture of Mortgage dated as of July 1, 1936, as supplemented by all supplemental indentures executed prior to the date hereof (collectively, the "Indenture"), between the Company and First Trust National Association (formerly named First Trust Company of Saint Paul and First Trust Company, Inc.) and
Louis S. Headley (James A. Ehrenberg, successor Individual Trustee), as trustees (the "Trustees"), including the Supplemental Indenture creating the Securities (the "Supplemental Indenture"). If the firm or firms listed in Schedule II hereto include only the firm or firms named as Representatives in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

          1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of $50,000,000 aggregate initial offering price of the Company's debt securities, including the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised the Representatives of all further

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     information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the time it was declared effective by the Commission, is hereinafter called the "Registration Statement"; such prospectus, in the form in which it appears in the Registration Statement, is hereinafter called the "Basic Prospectus"; and the Basic Prospectus as supplemented by such prospectus supplement, in the form in which the same shall be filed (or transmitted for filing) with the Commission pursuant to such Rule 424, is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed (or transmitted for filing) with the Commission pursuant to such Rule 424 is hereinafter called a "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, so incorporated by reference.

          (b) As of the time when the Registration Statement became effective, as of the date hereof, as of the time when any post-effective amendment to the Registration Statement becomes effective (if such effectiveness is prior to the termination of the offering of the Securities), as of the time when the Company's latest Annual Report on Form 10-K is filed with the Commission (if such filing is after January 1, 1997 and prior to the termination of the offering of the Securities), as of the time when the Final Prospectus is first filed (or transmitted for filing) pursuant to Rule 424 under the Act, as of the time when any supplement to the Final Prospectus is filed (or transmitted for filing) with the Commission (if such filing is prior to the termination of the offering of the Securities) and at the Closing Date (as hereinafter defined):

               (i) the Registration Statement, as amended as of any such time, the Final Prospectus, as amended or supplemented as of any such time, and the Indenture complied or will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; and

               (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make



                                     -  2 -

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          the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility (Forms T-1 and T-2) under the Trust Indenture Act of the Trustees or the trustee under the Company's Indenture (For Unsecured Debt Securities) dated as of _________________, 1996 (the "Debenture Indenture") or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus, or any amendment thereto or supplement thereof, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus.

          (c) The Public Utilities Commission of Minnesota (the "Minnesota Commission") has entered one or more orders authorizing, among other things, (i) the Company's proposed capital structure after the issuance and sale by the Company of the Securities and other securities therein mentioned and (ii) the issue and sale of the Securities by the Company on terms and conditions not inconsistent with the terms and conditions set forth in or contemplated by this Agreement or any Delayed Delivery Contract (as hereinafter defined) as hereinafter provided; and no further approval, authorization, consent, certificate or order of any state or federal commission or regulatory authority is necessary with respect to the execution and delivery of the Indenture or the issue and sale of the Securities as contemplated herein and in any Delayed Delivery Contract (except that the sale of the Securities in certain jurisdictions may be subject to the securities or "Blue Sky" laws thereof). A true and complete copy of such order or orders of the Minnesota Commission has been delivered to the Representatives.

          2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that if Schedule I hereto provides for the sale of the Securities pursuant to delayed delivery arrangements, the respective principal amounts of the Securities to be purchased by each of the Underwriters shall be as set forth in Schedule II hereto, less the respective principal amounts of Contract Securities (as hereinafter defined) determined as provided below. Securities to be purchased by the Underwriters are hereinafter called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts are hereinafter called "Contract Securities." At the time of the purchase of the Underwriters' Securities, the Company will pay to the Representatives, for the respective accounts of the Underwriters, the aggregate underwriting commission in respect thereof set forth in Schedule I hereto by accepting from the Underwriters in payment for the Underwriters' Securities certified or official bank check or checks payable to the order of the Company in the funds set forth in Schedule I hereto in an amount equal to the aggregate initial price to public of the Underwriters' Securities set forth in Schedule I hereto, less



                                      - 3 -

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such underwriting commission, unless the Representatives and the Company shall agree on another manner of payment.

          If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase the Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Schedule III hereto, but with such changes therein as the Company may authorize or approve. If so provided, the Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the respective accounts of the Underwriters, on the Closing Date, by certified or official bank check payable in the funds set forth in
Schedule I hereto, the delayed delivery fee set forth in Schedule I hereto with respect to the Securities for which Delayed Delivery Contracts are made.
Delayed Delivery Contracts are to be solicited from and made only with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been previously approved by the Company, but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of the Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

          The respective principal amounts of the Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the aggregate principal amount of the Contract Securities as the principal amount of the Securities so set forth opposite the name of such Underwriter bears to the aggregate principal amount of the Securities set forth in Schedule II hereto, except to the extent that the Representatives shall determine that such reduction shall be otherwise than in such proportion and shall so advise the Company in writing; PROVIDED, HOWEVER, that the aggregate principal amount of the Securities to be purchased by all Underwriters pursuant to this Agreement shall be the aggregate principal amount of the Securities set forth in Schedule II hereto, less the aggregate principal amount of the Contract Securities.

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwriters' Securities shall be made in the funds, at the office, on the date and at the time specified in Schedule I hereto, which date and time may be accelerated or postponed by agreement between the Representatives and the Company or as provided in Section 10 (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives, for the respective accounts of the Underwriters, against payment by the several Underwriters through the Representatives of the purchase price therefor to or upon the order of the Company by certified or official bank check or checks payable in such funds. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.



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          The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York not later than 1:00 p.m. on the business day prior to the Closing Date.

          4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale as set forth in the Final Prospectus.

          5. AGREEMENTS. The Company agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the Securities, the Company will not file with the Commission any amendment to the Registration Statement or any supplement (including the Final Prospectus) of the Basic Prospectus unless the Company shall have furnished the Representatives a copy for their review prior to filing. Subject to the preceding sentence, the Company will cause the Final Prospectus to be filed (or transmitted for filing) with the Commission pursuant to Rule 424 under the Act. The Company will promptly advise the Representatives (i) when the Final Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to such Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment to or supplement of the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution or threatening of any proceeding for such purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or of the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event has occurred as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Final Prospectus to comply with the Act, the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance.

          (c) As soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) of the Company and its consolidated subsidiaries which will satisfy the provisions of Section 11(a) of the Act.



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          (d)  The Company will furnish to the Representatives and counsel for the Underwriters, without charge, (i) one signed copy of the registration statement as originally filed (including exhibits thereto other than exhibits incorporated by reference therein) and of each amendment thereto which shall become effective on or prior to the Closing Date, (ii) one conformed copy for each Underwriter of the registration statement as originally filed (including exhibits thereto other than exhibits incorporated by reference therein) and of each amendment thereto which shall become effective on or prior to the Closing Date and (iii) so long as delivery of a prospectus relating to the Securities by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereto and supplements thereof as the Representatives may reasonably request. The Company will pay the expenses of printing or otherwise producing all documents relating to the offering of the Securities and all other costs and taxes incident to the issuance and original delivery of the Securities.

          (e) The Company will cooperate with the Underwriters, and will reimburse the Underwriters for their expenses (including the reasonable fees and disbursements of Sidley & Austin), in arranging for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will use its best efforts to maintain such qualifications in effect so long as required for the distribution of the Securities and will reimburse the Underwriters for their expenses (including the reasonable fees and disbursements of Sidley & Austin) in arranging for the determination of the legality of the Securities for purchase by institutional investors; PROVIDED, HOWEVER, that the Company shall not be obligated hereby to execute or file any general consent to service of process under the laws of any jurisdiction or to qualify to do business as a foreign corporation in any jurisdiction.

          (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed by the Company under the Act.

          6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy in all material respects of the representations and warranties of the Company contained herein as of the date hereof, as of the time of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein) filed after the date hereof and prior to the Closing Date and as of the Closing Date, to the accuracy in all material respects of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time after the date hereof and prior to the Closing Date, shall have been issued and no proceedings for such purpose shall have been instituted or, to the best



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     knowledge of the Company, threatened; and the Final Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424 under the Act not later than 5:00 p.m., Chicago time, on the business day following the date hereof.

          (b) The Supplemental Indenture shall have become, and the Indenture shall be, qualified under the Trust Indenture Act.

          (c) There shall be in full force and effect one or more orders of the Minnesota Commission authorizing, among other things, (i) the Company's proposed capital structure after the issuance and sale by the Company of the Securities and other securities therein mentioned and (ii) the issue and sale of the Securities by the Company on terms and conditions not inconsistent with the terms and conditions set forth in or contemplated by this Agreement and any Delayed Delivery Contract, and containing no provisions unacceptable to the Representatives, it being agreed that the order or orders of the Minnesota Commission heretofore issued as described in paragraph (c) of Section 1 contain no such unacceptable provisions.

          (d) The Company shall have furnished to the Representatives the opinion, dated the Closing Date, of Dorsey & Whitney LLP, counsel for the Company, to the effect that:

               (i) the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Minnesota and is duly qualified to transact business as a foreign corporation and is in good standing in the States of North Dakota and South Dakota;

               (ii) the Company is a public utility as defined in the statutes of the States of Minnesota, North Dakota and South Dakota and is authorized by its Articles of Incorporation, as amended, to carry on the business in which it is engaged, as set forth in the Final Prospectus; the Company has the legal right to function and operate as an electric utility in the States of Minnesota, North Dakota and South Dakota; and the Company is subject as to rates, issuance of securities, service and other matters to the jurisdiction of certain authorities as and to the extent stated in such Annual Report under the caption "Business--General Regulation";

               (iii)  except for       municipalities having an aggregate
          population of less than 15,000, according to the 1990 census, the Company has valid and subsisting franchises covering all municipalities with more than 1,000 population, according to the 1990 census, which authorize the Company to carry on the respective utility businesses in which it is engaged in the municipalities covered by such franchises;

               (iv) except as to property acquired subsequent to the execution and delivery of the Supplemental Indenture, the Company has good and



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          sufficient title to all property described or referred to in, and purported to be conveyed by, the Indenture (except (A) such property as may have been disposed of and released from the lien thereof in accordance with the terms thereof and (B) one or more parcels of land having an aggregate book value, exclusive of removable improvements, of less than $1,000,000), subject only to the lien of the Indenture, to exceptions and reservations specifically set forth therein and to permitted encumbrances as therein defined (in rendering which opinion, such counsel may rely on the opinions of local counsel and on a certificate of the Company setting forth the properties owned by the Company which are not described in the Indenture and the book value of such properties exclusive of removable improvements thereon upon which such counsel believes it may properly rely, provided it so states in such opinion); the description in the Indenture of such property is adequate to constitute the Indenture a lien thereon; the Indenture, subject only to exceptions and reservations specifically set forth therein and to permitted encumbrances as therein defined, constitutes a valid, perfected and direct first mortgage lien on such property, which includes substantially all of the fixed property of the Company, and on the franchises and permits of the Company pertaining to the operation of its property; all fixed property, and all franchises and permits pertaining to the operation of its property, acquired by the Company after the execution and delivery of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Indenture to the extent provided therein, subject, however, to permitted encumbrances, to liens, defects and limitations, if any, existing or placed thereon at the time of acquisition thereof by the Company and to any rights or equities of others attaching under local law; and the Indenture is enforceable in accordance with its terms for the benefit of the holders of the Securities and other First Mortgage Bonds outstanding thereunder from time to time, except as such enforcement may be limited by (i) laws affecting certain of the remedies provided by the Indenture which do not, in the opinion of such counsel, materially interfere with the practical realization of the benefits and the security provided by the Indenture and without which remedies the Indenture contains adequate provisions for realizing upon the benefits and the security intended to be provided thereby, (ii) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or (iii) general principles of equity;

               (v)  the Indenture is qualified under the Trust Indenture
          Act;

               (vi) the Indenture (including the Supplemental Indenture) has been duly filed for recordation and otherwise filed, indexed or cross-indexed, and any financing statements with respect thereto required under the Uniform Commercial Code have been filed, in such manner and in such



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          places as are required by law in order to give constructive notice of, establish, preserve and protect the lien of the Indenture on all property of the Company of every kind described in and conveyed by the Indenture;

               (vii) the Indenture (including the Supplemental Indenture) is in due and proper form, has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered and is a valid instrument legally binding on the Company;

               (viii) the Securities are in due and proper form; the issue and sale of the Securities by the Company in accordance with the terms of this Agreement and any Delayed Delivery Contracts have been duly and validly authorized by the necessary corporate action; the Securities, when duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally or by general principles of equity, and will be secured by the lien of and entitled to the benefits provided by the Indenture (subject to the exception stated above); and the Securities and the Indenture conform as to legal matters with the statements concerning them made in the Final Prospectus, and such statements accurately set forth the matters respecting the Securities and the Indenture required to be set forth in the Final Prospectus;

               (ix) the order or orders of the Minnesota Commission referred to in paragraph (c) of this Section 6 have been duly entered and, to the best knowledge of such counsel, are still in force and effect; and no further approval, authorization, consent, certificate or order of any state or federal commission or regulatory authority is necessary with respect to the execution and delivery of the Indenture or the issue and sale of the Securities as contemplated herein and in any Delayed Delivery Contracts (except that the sale of the Securities in certain jurisdictions may be subject to the securities or "Blue Sky" laws thereof);

               (x) the Registration Statement and any amendments thereto filed under the Act (including the documents which upon filing by the Company with the Commission will be incorporated by reference in the Registration Statement) prior to the Closing Date have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as so amended, has been issued and



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          no proceedings for such purpose have been instituted or threatened;
          and the Registration Statement, the Final Prospectus and each amendment thereto or supplement thereof, if any, as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; and although such counsel assumes no responsibility for the accuracy, completeness or fairness of statements contained in the Registration Statement, or any amendment thereto, or the Final Prospectus, or any amendment thereto or supplement thereof, except as expressly stated in such counsel's opinion pursuant to the requirements of this paragraph (d), such counsel has no reason to believe that the Registration Statement, at the date of this Agreement, or any amendment thereto, at the time it became effective (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, or any amendment thereto or supplement thereof, as of their respective issue dates (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xi) this Agreement and any Delayed Delivery Contracts have been duly authorized by all requisite corporate action, executed and delivered by the Company;

               (xii) neither the issue and sale of the Securities nor the consummation of any of the other transactions herein contemplated, including the fulfillment of the terms hereof or of any Delayed Delivery Contracts, will conflict with, result in a breach of or constitute a default under the Articles of Incorporation, as amended, or By-laws of the Company or any indenture or other agreement or instrument known to such counsel and to which the Company is a party or by which the Company or any of its property is bound;

               (xiii) to the best knowledge of such counsel, there is no legal or governmental proceeding and no franchise, contract or other document of a character required to be described in the Registration Statement or the Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required;

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               (xiv)  the statements contained in the Registration
          Statement, the Final Prospectus and each amendment thereto or supplement thereof, if any, which are expressed therein to have been made on the authority of such counsel have been reviewed by them and, as to matters of law and legal conclusions, are correct; and

               (xv) the Company has a duly authorized share capitalization as set forth under the caption "Capitalization" in the consolidated balance sheet of the Company at December 31,_____ included in the Company's Annual Report on Form 10-K for the year ended December 31,_____and incorporated by reference in the Final Prospectus or any amendment thereto or supplement thereof.

          (e) The Company shall have furnished to the Representatives the opinion, dated the Closing Date, of Jay D. Myster, Senior Vice President, Governmental and Legal of the Company, to the effect that:

               (i) except as disclosed in the Final Prospectus as then amended or supplemented, there are no actions, suits, investigations or proceedings at law or in equity or before or by any court, public board or body pending or, to the best knowledge of such counsel, threatened against the Company or any subsidiary, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Agreement, the Registration Statement and the Final Prospectus or on the validity or enforceability against the Company of this Agreement, the Indenture or the Securities;

               (ii) to the best knowledge of such counsel, the descriptions included in the Registration Statement, the Final Prospectus and each amendment thereto or supplement thereof, if any, as of their respective effective or issue dates, of statutes, legal and other governmental proceedings and of franchises, contracts and other documents are accurate and fairly present the information required to be shown;

               (iii) each of Minnesota Dakota Generating Company ("MDGC"), Mid-States Development, Inc. ("MDI"), Quadrant Co. ("QC"), Diagnostic Medical Systems, Inc. ("DMSI") and North Central Utilities, Inc. ("NCUI") is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to carry on its business as now conducted; and

               (iv) all of the issued and outstanding capital stock of MDGC is validly issued, fully paid and non-assessable and (except for directors' qualifying shares) is owned beneficially and of record by the Company free and clear of all liens, pledges and encumbrances and all of the issued and outstanding capital stock of each of MDI, QC and NCUI is validly issued, fully paid and non-assessable and is owned beneficially and of record by MDGC free and clear of all liens, pledges and encumbrances; and all of the issued and outstanding capital stock of DMSI is validly issued, fully paid and non-assessable and is owned beneficially and of record by MDI free and clear of all liens, pledges and encumbrances.

          (f) The Representatives shall have received from Sidley & Austin, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issue and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus, each amendment thereto or supplement thereof, if any, and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. For purposes of their opinion, Sidley & Austin shall be entitled to rely upon the opinion of Dorsey & Whitney LLP, counsel for the Company, as to matters governed by Minnesota law, and shall be entitled to rely upon such opinion as to the organization and existence of the Company.

          (g) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of the Company, signed by its President or any Vice President and by its principal financial or accounting officer, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and each amendment thereto or supplement thereof, if any, and this Agreement and that:

               (i) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

               (ii) the order or orders of the Minnesota Commission referred to in paragraph (c) of this Section 6 have been duly entered and are still in full force and effect;

               (iii) no stop order suspending the effectiveness of the Registration Statement, as amended prior to the Closing Date, has been issued and no proceedings for such purpose have been instituted or, to the best knowledge of the Company, threatened; and

               (iv) since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Com-pany and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and no dividends (other than regular quarterly dividends on the Company's Cumulative Preferred Shares and Common Shares) have been declared or paid on, or other distribution declared or made on, the outstanding shares of the Company, except in each case as set forth or contemplated in the Final Prospectus.

          (h) At the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

               (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company, the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and the Board of Directors (and any committees thereof) of the Company and its subsidiaries and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included or incorporated by reference in the Final Prospectus, nothing came to their attention which caused them to believe that:

                    (A)  any unaudited consolidated financial
               statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder; or such unaudited consolidated financial statements are not prepared on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                    (B) with respect to the interim period subsequent to the date of the most recent consolidated financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final
               Prospectus: there were any changes at a specified date (not more than five business days prior to the date of such letter) in the long-term debt (other than any purchases of First Mortgage Bonds for sinking fund purposes) or capital stock (other than any purchases pursuant to the Automatic Dividend Reinvestment and Share Purchase Plan or of Cumulative Preferred Shares for sinking fund purposes) of the Company, or any decrease in the net assets of the Company, as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus; or for the period from the date of such most recent consolidated financial statements to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, consolidated operating income, consolidated net income or net income per average common share outstanding of the Company; except in all instances for changes or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur or which are set forth in such letter; and

                    (C) they have performed certain other specified procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Final Prospectus, including Exhibit 12-A to the Registration Statement, agrees with the accounting records of the Company, excluding any questions of legal interpretation.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease of the character referred to in paragraph (h)(ii)(B) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the effect of which, in any case referred to in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (j) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Investors Services.

          (k) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph, promptly confirmed in writing.

          7.  CONDITIONS TO THE OBLIGATION OF THE COMPANY.
The obligation of the Company to deliver the Securities shall be subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time after the date hereof and prior to the Closing Date, shall have been issued and no proceedings for such purpose shall have been instituted or, to the best knowledge of the Company, threatened.

          (b) The Supplemental Indenture shall have become, and the Indenture shall be, qualified under the Trust Indenture Act.

          (c) There shall be in full force and effect one or more orders of the Minnesota Commission authorizing, among other things, (i) the Company's proposed capital structure after the issuance and sale by the Company of the Securities and other securities therein mentioned and (ii) the issue and sale of the Securities by the Company on terms and conditions not inconsistent with the terms and conditions set forth in or contemplated by this Agreement or any Delayed Delivery Contract, and containing no provisions unacceptable to the Company, it being agreed that the order or orders of the Minnesota Commission heretofore issued as described in paragraph (c) of Section 1 contain no such unacceptable provisions.

          If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and the obligation of the Company to deliver the Securities hereunder may be canceled at, or at any time prior to, the

Closing Date by the Company. Notice of such cancellation shall be given to the Representatives in writing or by telephone or telegraph, promptly confirmed in writing.

          8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Underwriters' Securities as provided herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 is not satisfied, because any condition to the obligation of the Company set forth in
Section 7 is not satisfied, because of any termination pursuant to Section 11 or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally, upon demand, for all out-of-pocket expenses (including the reasonable fees and disbursements of Sidley & Austin) which shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

          9. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which it or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement as originally filed, or in any amendment thereto, covering the registration of the Securities, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereto or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action, suit or proceeding; PROVIDED, HOWEVER, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or arises out of or is based upon the Statements of Eligibility (Forms T-1 and T-2) under the Trust Indenture Act of the Trustees or the trustee under the Debenture Indenture, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or the omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented), provided that the Company shall have deliv-ered the Final Prospectus (or the Final Prospectus as amended or supplemented) in a timely manner and in sufficient quantities, as provided in Section 5(d), to permit such delivery by the Underwriters. This agreement of indemnity will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in connection with the preparation of the documents referred to in such foregoing indemnity. This agreement of indemnity will be in addition to any liability which any Underwriter may otherwise have.

          (c)  Promptly after receipt by any person indemnified under this
Section 9 of notice of the commencement of any action, suit or proceeding, such person will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party will not relieve it from any liability which it may have to any indemnified person otherwise than under this Section 9. In case any such action, suit or proceeding is brought against any person indemnified under this Section 9 and such indemnified person notifies an indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to such indemnified person promptly after receiving the aforesaid notice from such indemnified person, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person; PROVIDED, HOWEVER, that if the defendants in any such action, suit or proceeding include both such indemnified person and such indemnifying party and such indemnified person shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified persons which are different from or in addition to the defenses available to such indemnifying party, the indemnified person or persons shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action, suit or proceeding on behalf of such indemnified person or persons. Upon receipt of notice from such indemnifying party to such indemnified person of the former's election so to assume the defense of such action, suit or proceeding and approval by such indemnified person of counsel, such indemnifying party will not be liable to such indemnified person under this Section 9 for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof unless (i) such indemnified person shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of indemnification under paragraph (a) of this Section 9), (ii) such indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified person to represent such indemnified person within a reasonable time after notice of commencement of such action, suit or proceeding or (iii) such indemnifying party shall have authorized the employment of counsel for such indemnified person at the expense of such indemnifying party;

PROVIDED, HOWEVER, that if clause (i) or (iii) above is applicable, the liability of such indemnifying party shall be only in respect of the counsel specifically referred to in such clause (i) or (iii).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 9 shall be due in accordance with its terms but for any reason shall be held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending against the same) to which the Company and one or more of the Underwriters may be subject in such proportion that the Underwriters shall be responsible for the portion represented by the percentage which the aggregate underwriting commission shall bear to the aggregate initial price to public specified in Schedule I hereto of the Underwriters' Securities and the Company shall be responsible for the balance; PROVIDED, HOWEVER, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting commission applicable to the Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act or the Exchange Act, each director of the Company and each officer of the Company who shall have signed the Registration Statement shall have the same rights to contribution as the Company, subject in each case to clause (ii) of the preceding sentence. Any person entitled to contribution shall, promptly after receipt of notice of the commencement of any action, suit or proceeding against such person in respect of which a claim for contribution may be made against a party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve such party or parties from any other obligation it or they may have otherwise than under this paragraph (d).

          10. DEFAULT BY AN UNDERWRITER. If one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated, severally, to purchase and pay for (in the respective proportions which the principal amount of the Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of the Securities set forth opposite the names of all the nondefaulting Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of the Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities; and if the nondefaulting Underwriters shall not purchase all the Securities or if other arrangements satisfactory to the Representatives and the Company for the purchase of all the Securities shall not be made within 48 hours after such default, this Agreement will terminate without any liability on the part of any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as described in this Section 10 under circumstances where this Agreement shall not be terminated, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives and the Company shall determine in order that the required changes in the Registration Statement and the Final Prospectus, or in any other documents or arrangements, may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          11. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by written notice given to the Company prior to delivery of and payment for the Underwriters' Securities, if prior to such time (i) trading in the Company's Common Shares shall have been suspended by the Commission or the National Association of Securities Dealers, Inc. or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by Federal, New York State or Minnesota authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities.

          12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company, of the Representatives and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Representative, the Company or any of the directors, officers or controlling persons referred to in Section 9, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 shall survive the termination or cancellation of this Agreement.

          13. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 215 South Cascade Street, Box 496, Fergus Falls, Minnesota 56538-0496, Attention: Vice President, Finance.

          14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons, directors and officers referred to in Section 9, and no other person will have any right or obligation hereunder; and no other person (including a purchaser, as such, from any Underwriter of the Securities) shall acquire or have any rights under or by virtue of this Agreement.

          15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original; and all of which counterparts shall, taken together, constitute one and the same Agreement.

          16. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Minnesota.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.



                         Very truly yours,

                         OTTER TAIL POWER COMPANY



                         By _____________________________



The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.



By: _______________________________________________

For themselves and the other several Underwriters, if any, named in Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated

Registration Statement No. 333-

Representatives of the Underwriters:

Address of Representatives:

Title, Purchase Price and Description of the Securities:

          Title:              First Mortgage Bonds,___%  Series of____

          Principal amount:

          Purchase price:      ____%, plus accrued interest, if any, from_______


               Funds for payment:

          Underwriting commission (including aggregate dollar amount):

          Initial price to public:____%, plus accrued interest, if any, from____


          Maturity:

          Interest payment dates:

          Sinking fund provisions:

          Optional redemption provisions:

          Other provisions:


Closing Date, Time and Location:

Delayed Delivery Arrangements:

                                   SCHEDULE II






                                      PRINCIPAL AMOUNT OF
UNDERWRITER                        SECURITIES TO BE PURCHASED
- -----------                        --------------------------

                                  SCHEDULE III

                            DELAYED DELIVERY CONTRACT

                                                           _______________, 19__


Otter Tail Power Company
215 South Cascade Street
Box 496
Fergus Falls, Minnesota 56538-0496

Dear Sirs:

          The undersigned hereby agrees to purchase from Otter Tail Power Company (the "Company"), and the Company agrees to sell to the undersigned, on _______________, 19__ (the "Delivery Date"), $____________ principal amount of the Company's First Mortgage Bonds, _____% Series of _____ (the "Securities") offered by the Company's Final Prospectus dated _______________, 19__ (as amended or supplemented), receipt of a copy of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof, plus accrued interest, if any, thereon from _______________, 19__, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned hereunder shall be made on or before 11:00 a.m., Minneapolis time, on the Delivery Date to or upon the order of the Company in ____________________ funds at the office of First Trust National Association, First Trust Center, St. Paul, Minnesota 55101, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of the Securities to be purchased by the undersigned hereunder.

          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date, and the obligation of the Company to sell and deliver the Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of the Securities to be made by the undersigned hereunder, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and
(2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Final Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities hereunder, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Company's

Otter Tail Power Company
July__, 19__
Page 2

First Mortgage Bonds, _____% Series of _____, pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This contract will become a binding agreement between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

                         Very truly yours,


                         ___________________________________
                         (Name of Purchaser)

                         By_________________________________
                           (Signature and Title of Officer)

                         ___________________________________

                         ___________________________________
                         (Address)

Accepted:

OTTER TAIL POWER COMPANY


By____________________________________
  (Authorized Signature)




                                      - 2 -